Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact: Lillian D. Etzkorn, CFO
Phone: (574) 535-1125
E Mail: LCII@lci1.com

LIPPERT ACQUIRES BIGFOOT HYDRAULIC SYSTEMS FROM LEVELTRON

Elkhart, Indiana – October 13, 2025 - LCI Industries (NYSE: LCII), through its wholly owned subsidiary, Lippert Components, Inc., a leading supplier of engineered components to the recreation and transportation markets, today announced that its subsidiary, Lippert Components Manufacturing, Inc., has acquired substantially all the business assets of Leveltron, LLC ("Leveltron"). Leveltron, headquartered in White Pigeon, MI, is the trusted provider of Bigfoot Hydraulic Systems ("Bigfoot").

Bigfoot provides hydraulic leveling solutions and landing gear for Class A, B & C motorhomes as well as the utility and equine trailer markets. Bigfoot's highly engineered yet simple systems also lend themselves to other markets including the US Military and construction equipment. The company is led today by third-generation leaders Matt and Brandon Lehman as well as Bob Slack.

Ryan Smith, LCI Industries' Group President – North America, is excited to add the Bigfoot Leveling Systems into Lippert's already robust catalog of hydraulic and electric leveling systems: "I am happy to welcome the Bigfoot team to the Lippert family. We’re excited to add Bigfoot's unique and innovative solutions to our wide offering of leveling and stabilization products. Bigfoot's systems offer solutions in the RV and Utility Trailer markets that Lippert has not historically filled, so we're excited to use our reach in the industry to expand upon Bigfoot's current customer base."

Lippert plans to expand Bigfoot's RV Aftermarket footprint by making the leveling systems available throughout Lippert's vast distribution and dealer networks. Bigfoot leveling installations will continue to be offered at their White Pigeon, Michigan location, and Lippert plans to eventually expand installations at wherever Lippert factory service is provided nationwide.

About LCI Industries

LCI Industries (NYSE: LCII), through its Lippert subsidiary, is a global leader in supplying engineered components to the outdoor recreation and transportation markets. We believe our innovative culture, advanced manufacturing capabilities, and dedication to enhancing the customer experience have established Lippert as a reliable partner for both OEM and aftermarket customers. For more information, visit www.lippert.com.

Forward-Looking Statements

This press release contains certain "forward-looking statements" with respect to integration of the businesses, potential markets, expansion plans, and expected growth, including in sales, customers, development and pipeline, following the transaction, and the expected impact of the transaction on the Company's operations, markets, prospects, strategies, customer experience, synergies and efficiencies, and other matters. Statements in this press release that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

Forward-looking statements are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the

Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this press release, (i) the transaction may involve unexpected costs or liabilities; (ii) the Company may be unable to achieve expected synergies and operating efficiencies from the transaction within the expected time frames or at all; (iii) the Company may be unable to successfully integrate the Bigfoot operations into its own, or such integration may be more difficult, time consuming or costly than expected; (iv) following the transaction, revenues may be lower than expected, and operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (v) the Company may be adversely affected by other economic, business, and/or competitive factors; (vi) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (vii) the risks described from time to time in the Company's reports filed with the Securities and Exchange Commission under the heading "Risk Factors," including the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in the Company's subsequent filings with the Securities and Exchange Commission. Readers of this press release are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

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